SCHEDULE 14A INFORMATION
                               (Amendment No. 1)

               Proxy Statement Pursuant to Section 14(a) of the
                       Securities Exchange Act of 1934

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                              HOLLY PRODUCTS, INC.
              (Name of Registrant as Specified in its Charter)

                              HOLLY PRODUCTS, INC.
              (Name of Person(s) Filing Proxy Statement)

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The following material was not prepared at the time of the initial Preliminary
Schedule 14A. Accordingly, Exhibit C to the Preliminay Proxy Statement is filed with this Amendment.
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                                                                  Preliminary

Ratio of Earnings to Fixed Charges:

                                   Six Months Ended             Year Ended
                                     September 30,               March 31,
                                 1996          1995           1996       1995

Earnings are inadequate to
  cover fixed charges:

The coverage deficiency is   $ 1,581,380  $ 1,671,667     $ 6,337,029  $ 57,122



                                     As of                 As of
                              September 30, 1996       March 31, 1996

Book Value per Share                $  .07                $  .22

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                                                                Exhibit C
                                                                Preliminary
Calculations of the ratio of earnings to fixed charges

                                     Six months ended            Year ended
                                       September 30,             March  31,
                                 1996        1995           1996          1995
Fixed Charges:
Interest
     Expensed                 $ 221,784   $ 150,650       $ 468,483   $ 265,272
     Capitalized                569,588          --       1,116,840          --

Interest Portion
     of Rental Expense            3,056      27,838          6,120       56,000

Total Fixed Charges           $ 794,426   $ 178,488    $ 1,291,443    $ 321,272


Pre-Tax Loss from
 Continuing Operations     ($1,806,220) ($1,850,155)  ($6,511,632)  ($ 378,394)

          Add Fixed Charges:

     Interest Expenses     $   221,784       150,650        168,483     265,272
     Interest Portion
        of Rental Expense        3,056        27,838          6,120      56,000

                           $   224,840   $   178,488     $  174,603   $ 321,272


Coverage (Deficiency)      $ 1,581,380   $ 1,671,667     $6,337,029   $  57,122


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                                                                   Exhibit C
                                                                   Preliminary
Calculation of Book Value for
Common Shares:

                                           As of                  As of
                                     September 30, 1996      March  31, 1996

Total Stockholders' Equity              $ 2,963,215            $ 2,301,353

Total Common Shares Outstanding          40,481,570             10,350,460

Book Value per Common Share             $      .07             $      .22

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